Exhibit 99.1
Strive, Inc. Announces Second Quarter 2026 Financial Results
DALLAS, TX—(GLOBE NEWSWIRE)—August 10, 2026 - Strive, Inc. (Nasdaq: ASST; SATA) (“Strive” or the “Company”)
today announced its financial results for the second quarter ended June 30, 2026.
Key Highlights:
▪Acquired a total of 6,236 bitcoin during the second quarter ended June 30, 2026 and 12,237 bitcoin during the six months ended June 30, 2026.
▪Achieved a Bitcoin Yield of 23.9% for the second quarter ended June 30, 2026 and 37.7% during the six months ended June 30, 2026.
▪Acquired an additional 303 bitcoin during the period from July 1, 2026 through August 7, 2026.
▪On June 16, 2026, began paying dividends on our Variable Rate Series A Perpetual Preferred Stock (the "SATA Stock")
each business day. As of August 7, 2026, Strive has paid 44 consecutive dividends.
▪Retired all outstanding short and long-term debt. As of August 7, 2026, the Company has no short or long-term debt outstanding.
▪As of August 7, 2026, Strive's cash and cash equivalents totaled $154.9 million and our position in Variable Rate Series
A Perpetual Preferred Stock of Strategy Inc. ("STRC Stock") had a fair value of $48.0 million. Strive had 75,649,368 and 9,792,535 shares of Class A common stock and Class B common stock, respectively, and 7,829,502 shares of SATA
Stock outstanding as of August 7, 2026.
▪GAAP net loss of $257.6 million, for the three months ended June 30, 2026. $234.0 million (94.1%) of the GAAP net loss was attributable to the fair market value decrease of the Company's bitcoin and STRC Stock holdings.
▪Non-GAAP adjusted net loss attributable to common stockholders1 of $275.0 million, or $3.65 per diluted common share1, for the three months ended June 30, 2026. $234.0 million (85.1%) of the $275.0 million non-GAAP adjusted net loss attributable to common stockholders was attributable to the fair market value decrease in the Company's bitcoin and
STRC Stock holdings and $26.2 million (9.5%) was attributable to dividends declared on SATA Stock. Non-GAAP adjusted net loss attributable to common stockholders subtracts non-recurring and non-cash items from GAAP net loss attributable to common stockholders.
▪On August 10, 2026, launched an updated treasury dashboard at strive.com/treasury and website at strive.com to improve information to customers regarding our flagship product, SATA, as well as better reflect risk and valuation metrics to our common equity and preferred equity investors.
"SATA became the first listed security in the history of U.S. capital markets to pay cash dividends every single Business Day on
June 16, 2026, at a current annualized rate of 13.00%. We believe this zero-to-one innovation will fuel long-term accretive
Bitcoin yield to our common equity shareholders," said Matthew Cole, Chairman & Chief Executive Officer of Strive, Inc.
"Today, Strive stands debt-free, with zero margin requirements, and zero encumbered Bitcoin; a balance sheet purpose-built to thrive through Bitcoin volatility."

(1) Non-GAAP adjusted net loss, non-GAAP adjusted net loss attributable to common stockholders, and non-GAAP adjusted net loss per diluted common share are non-GAAP measures. See page 5 for reconciliations of these non-GAAP financial measures to the most comparable GAAP financial measures.

STRIVE, INC.
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(in thousands, except share and per share data)

	June 30, 2026	December 31, 2025
	(unaudited)	(audited)
Assets:
Current assets:
Cash and cash equivalents	$145,466	$67,499
Investments in preferred equity, at fair value	42,854	—
Prepaid expenses	2,018	2,708
Other current assets	2,231	1,569
Total current assets	192,569	71,776
Digital assets, at fair value	1,164,639	668,486
Property and equipment, net	798	778
Intangible assets, net	14,982	355
Right-of-use lease assets	3,825	4,037
Other non-current assets	296	95
Total assets	$1,377,109	$745,527

Liabilities:
Current liabilities:
Compensation and benefits payable	$9,624	$164
Accounts payable and other liabilities	7,146	8,560
Dividends payable	8,492	2,053
Total current liabilities	25,262	10,777
Operating lease liabilities	3,319	3,512
Total liabilities	28,581	14,289

Mezzanine equity:
Variable Rate Series A Preferred Stock, $0.001 par value; 40,000,000 and 20,000,000 shares authorized, 7,829,502 and 2,012,729 shares issued and outstanding, $783.0 million and $201.3 million redemption value and liquidation preference as of June 30, 2026 and December 31, 2025, respectively	702,373	148,802
Total mezzanine equity	702,373	148,802

Stockholders’ equity:
Class A common stock, $0.001 par value; 22,200,000,000 shares authorized, 72,164,809 and 34,936,745 shares issued and outstanding as of June 30, 2026 and December 31, 2025, respectively	72	699
Class B common stock, $0.001 par value; 1,050,000,000 shares authorized, 9,780,018 and 9,776,540 shares issued and outstanding as of June 30, 2026 and December 31, 2025, respectively	10	196
Additional paid-in capital	1,683,299	1,055,595
Accumulated deficit	(1,037,226)	(474,054)
Total stockholders’ equity	646,155	582,436
Total liabilities, mezzanine equity, and stockholders' equity	$1,377,109	$745,527

STRIVE, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share data)
(unaudited)

	Successor	Predecessor
	Three Months Ended June 30, 2026	Three Months Ended June 30, 2025
Revenues:
Investment advisory fees	$1,512	$1,488
Medical device revenues	1,388	—
Other revenue	41	23
Total revenues	2,941	1,511

Operating expenses:
Fund management and administration	1,489	1,588
Employee compensation and benefits	16,314	2,005
General and administrative expense	6,428	1,452
Marketing and advertising	79	102
Depreciation and amortization	86	54
Total operating expenses	24,396	5,201

Investment losses:
Net unrealized loss on digital assets, at fair value	(228,031)	—
Net unrealized loss on investments in preferred equity, at fair value	(5,962)	—
Other investment loss	(2,801)	—
Total investment losses	(236,794)	—

Net operating loss	(258,249)	(3,690)

Other income/(expense):
Other income	955	252
Interest expense on long-term notes payable, at fair value	(40)	—
Change in fair value on long-term notes payable, at fair value	(299)	—
Gain on extinguishment of debt	30	—
Transaction costs	—	(5,437)
Total other income/(expense)	646	(5,185)

Net loss before income taxes	(257,603)	(8,875)
Income tax benefit/(expense)	—	—
Net loss	$(257,603)	$(8,875)
Dividends on preferred stock	(26,209)	—
Net loss attributable to common stockholders	$(283,812)	$(8,875)

Weighted average number of common shares outstanding:
Basic (1)	75,275,806	2,300,998
Diluted (1)	75,275,806	2,300,998

Net loss per common share:
Basic (1)	$(3.77)	$(3.86)
Diluted (1)	$(3.77)	$(3.86)
(1) Basic and diluted earnings per common share for Class A and Class B common stock are the same.

STRIVE, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share data)
(unaudited)

	Successor	Predecessor
	Six Months Ended June 30, 2026	Six Months Ended June 30, 2025
Revenues:
Investment advisory fees	$2,859	$2,904
Medical device revenues	2,758	—
Other revenue	84	30
Total revenues	5,701	2,934

Operating expenses:
Fund management and administration	2,913	2,999
Employee compensation and benefits	29,367	4,071
General and administrative expense	12,366	3,358
Marketing and advertising	195	163
Depreciation and amortization	176	106
Total operating expenses	45,017	10,697

Investment losses:
Net unrealized loss on digital assets, at fair value	(523,809)	—
Net unrealized loss on investments in preferred equity, at fair value	(5,472)	—
Other investment loss	(2,801)	—
Total investment losses	(532,082)	—

Net operating loss	(571,398)	(7,763)

Other income/(expense):
Other income	1,481	576
Interest expense on long-term notes payable, at fair value	(282)	—
Change in fair value on long-term notes payable, at fair value	(2,464)	—
Loss on extinguishment of debt	(8,431)	—
Loss on change in fair value of bitcoin held as collateral under Coinbase Loan	(2,594)	—
Transaction costs	(6,525)	(5,437)
Bargain purchase gain	66,704	—
Total other income/(expense)	47,889	(4,861)

Net loss before income taxes	(523,509)	(12,624)
Income tax benefit/(expense)	—	—
Net loss	$(523,509)	$(12,624)
Dividends on preferred stock	(39,663)	—
Net loss attributable to common stockholders	$(563,172)	$(12,624)

Weighted average number of common shares outstanding:
Basic (1)	68,490,600	2,288,538
Diluted (1)	68,490,600	2,288,538

Net loss per common share:
Basic (1)	(8.22)	(5.52)
Diluted (1)	(8.22)	(5.52)
(1) Basic and diluted earnings per common share for Class A and Class B common stock are the same.

Non-GAAP Financial Measures
This press release contains certain non-GAAP financial measures, consisting of non-GAAP adjusted net income (loss), non-
GAAP adjusted net income (loss) attributable to common stockholders and non-GAAP adjusted net income (loss) attributable to common stockholders per diluted common share. Non-GAAP financial measures are subject to material limitations as they are not measurements prepared in accordance with GAAP and are not a substitute for such measurements. Our non-GAAP financial measures are not meant to be considered in isolation and should be read only in conjunction with our consolidated financial statements, which have been prepared in accordance with GAAP. We rely primarily on such consolidated financial statements to understand, manage, and evaluate our business performance and use the non-GAAP financial measures as supplemental information. Reconciliations of reported GAAP historic measures to adjusted non-GAAP measures are included in the financial schedules contained in this press release.
Non-GAAP adjusted net income (loss)
Non-GAAP adjusted net income (loss), non-GAAP adjusted net income (loss) attributable to common stockholders, and the related non-GAAP adjusted net income (loss) per diluted common share excludes the impact of (i) share-based compensation expense, (ii) depreciation and amortization, (iii) change in fair value on long-term notes payable, at fair value, (iv) (gain)/loss on extinguishment of debt, (v) loss on change in fair value of bitcoin held as collateral under Coinbase Loan, (vi) transaction costs,
(vii) bargain purchase gain, and (viii) other investment loss. We believe these measures offer management and investors insight as they exclude significant non-cash and/or non-recurring items. The following provides GAAP measures of net loss, net loss attributable to common stockholders, and net loss per diluted common share and the details with respect to reconciling the line items to non-GAAP adjusted net income (loss), non-GAAP adjusted net income (loss) attributable to common stockholders, and non-GAAP adjusted net income (loss) per diluted common share (all amounts in thousands, other than share and per share information):

	Three Months Ended		Six Months Ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
	Successor	Predecessor	Successor	Predecessor
Net loss	$(257,603)	$(8,875)	$(523,509)	$(12,624)
Share-based compensation expense	5,684	—	12,213	—
Depreciation and amortization	86	54	176	106
Other investment loss	2,801	—	2,801	—
Change in fair value on long-term notes payable, at fair value	299	—	2,464	—
(Gain)/loss on extinguishment of debt	(30)	—	8,431	—
Loss on change in fair value of bitcoin held as collateral under Coinbase Loan	—	—	2,594	—
Transaction costs	—	5,437	6,525	5,437
Bargain purchase gain	—	—	(66,704)	—
Non-GAAP adjusted net income (loss)	$(248,763)	$(3,384)	$(555,009)	$(7,081)
Dividends on preferred stock	(26,209)	—	(39,663)	—
Non-GAAP adjusted net loss attributable to common stockholders	$(274,972)	$(3,384)	$(594,672)	$(7,081)

Weighted average number of diluted common shares outstanding	75,275,806	2,300,998	68,490,600	2,288,538
Net loss per diluted common share	$(3.77)	$(3.86)	$(8.22)	$(5.52)
Non-GAAP adjusted net loss per diluted common share	$(3.65)	$(1.47)	$(8.68)	$(3.09)
Important Information About Other Metrics
Bitcoin Yield is a metric that represents the percentage change in bitcoin per share from the beginning of a period to the end of a period.
The Company uses Bitcoin Yield as a metric to help assess the performance of its strategy of acquiring bitcoin in a manner the
Company believes is accretive to stockholders. The Company believes this metric can supplement investors’ understanding of how the Company chooses to fund bitcoin purchases and the value created in a period by measuring the percentage change in bitcoin per share from the beginning of a period to the end of a period, which helps investors assess how the Company’s achievement of its strategy of acquiring bitcoin in an accretive manner varies across periods.
When the Company uses this metric, management takes into account the various limitations of the metric, including that that it does not take into account that our assets, including our bitcoin, are subject to (i) all of our existing and future liabilities, including our debt, and (ii) the preferential rights of our preferred stockholders to dividends and our assets in a liquidation, and that all such claims rank senior to those of our common equity, and Bitcoin Yield is not, and should not be understood as a financial performance, valuation or liquidity measure. Specifically, Bitcoin Yield is not equivalent to “yield” in the traditional financial context. It is not a measure of the return on investment the Company’s stockholders may have achieved historically or can achieve in the future by purchasing stock of the Company, or a measure of income generated by the Company’s operations or its bitcoin holdings, return on investment on its bitcoin holdings, or any other similar financial measure of the performance of its business or assets.
The trading price of the Company’s Class A common stock is informed by numerous factors in addition to Company’s bitcoin holdings and its actual or potential shares of Class A common stock outstanding, and as a result, the trading price of the
Company’s securities can deviate significantly from the market value of the Company’s bitcoin, and Bitcoin Yield is indicative or predictive of the trading price of the Company’s securities.
Investors should rely on the financial statements and other disclosures contained in the Company’s SEC filings. In particular, the
Company has adopted Accounting Standards Update No. 2023-08, Intangibles-Goodwill and Other-Crypto Assets (Subtopic
350-60): Accounting for and Disclosure of Crypto Assets (“ASU 2023-08”), which requires that the Company measure its bitcoin at fair value in its statement of financial position as of the end of a reported period, and recognize gains losses from changes in the fair value in net income (loss) for the reported period. As a result, we may incur unrealized gain or loss on digital assets based on changes in the market price of bitcoin during a period, which would not be reflected in Bitcoin Yield.
As noted above, these metrics are narrow in their purpose and are used by management to assist it in assessing whether the
Company is raising and deploying capital in a manner accretive to stockholders solely as it pertains to its bitcoin holdings.
In calculating this metric, the Company does not consider the source of capital used for the acquisition of its bitcoin. When the
Company purchases bitcoin using proceeds from offerings of redeemable preferred stock, such transactions have the effect of increasing the Bitcoin Yield, while also increasing the Company’s senior claims of holders of instruments other than Class A common stock with respect to dividends and to the Company’s assets, including its bitcoin, in a manner that is not reflected in this metric.
If the Company elects to redeem or repurchase its non-convertible instruments or incurs indebtedness that subsequently matures, the Company may be required to sell shares of its Class A common stock or bitcoin to generate sufficient cash proceeds to satisfy those obligations, either of which would have the effect of decreasing Bitcoin Yield, and adjustments for such decreases are not contemplated by the assumptions made in calculating this metric. Accordingly, this metric might overstate or understate the accretive nature of the Company’s use of capital to buy bitcoin because not all bitcoin is purchased using proceeds of issuances of
Class A common stock, and not all proceeds from issuances of Class A common stock are used to purchase bitcoin.
In addition, we are required to pay dividends with respect to our perpetual preferred stock in perpetuity. The Company has historically not paid any dividends on its shares of Class A common stock, and by presenting these metrics the Company makes no suggestion that it intends to do so in the future. Ownership of the Company’s securities, including its Class A common stock and preferred stock, does not represent an ownership interest in, or a redemption right with respect to, the bitcoin the Company holds.
The Company’s ability to achieve positive Bitcoin Yield may depend on a variety of factors, including factors outside of its control, such as the price of bitcoin, and the availability of debt and equity financing on favorable terms. Past performance is not indicative of future results.
This metric is merely a supplement, not a substitute to the financial statements and other disclosures contained in the Company’s
SEC filings. It should be used only by sophisticated investors who understand its limited purpose and many limitations.
About Strive
Strive is a structured finance company focused on disciplined capital allocation and long term value creation. We have strategically adopted bitcoin as our hurdle rate for capital deployment because of our fiduciary duty to maximize long-term value for stockholders and compound purchasing power over time.
Strive Asset Management, LLC, a direct, wholly owned subsidiary of Strive and an SEC-registered investment adviser, manages over $2.8 billion in assets. Learn more at strive.com.
Cautionary Statement Regarding Forward-Looking Statements
Certain statements herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation
Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Examples of forward-looking statements include, but are not limited to, express or implied statements regarding the outlook and expectations of Strive and its subsidiaries,

the strategic benefits and financial benefits of the merger transaction with Semler Scientific, Inc. (the "merger transaction"), including the expected impact of the merger transaction on Strive’s future financial performance and the ability to successfully integrate the combined businesses, and Strive’s intentions with respect to adjusting the SATA Stock monthly regular dividend rate per annum. Such statements are often characterized by the use of qualified words (and their derivatives) such as “may,” “will,”
“anticipate,” “could,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “project,” “predict,”
“potential,” “assume,” “forecast,” “target,” “budget,” “outlook,” “trend,” “guidance,” “objective,” “goal,” “strategy,”
“opportunity,” and “intend,” as well as words of similar meaning or other statements concerning opinions or judgments of Strive and its respective management team about future events. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements as a result of various important factors. Other risks, uncertainties and assumptions, including, among others, the following:
•the outcome of any legal proceedings that may be instituted against Strive or its subsidiaries;
•the possibility that the anticipated benefits of the merger transaction are not realized when expected or at all, including as a result of changes in, or problems arising from, implementation of Bitcoin treasury strategies and risks associated with
Bitcoin and other digital assets, general economic and market conditions, interest and exchange rates, monetary policy, and laws and regulations and their enforcement;
•the diversion of management’s attention from ongoing business operations and opportunities;
•dilution caused by Strive’s issuance of additional shares of its Class A common stock or SATA Stock;
•potential adverse reactions of Strive’s clients and customers or changes to business or employee relationships, including those resulting from the completion of the merger transaction;
•other factors that may affect future results of Strive or the future trading performance of its Class A common stock or
SATA Stock.
These factors are not necessarily all of the factors that could cause Strive’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm Strive’s results.
Although Strive believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that the actual results of
Strive will not differ materially from any projected future results expressed or implied by such forward-looking statements.
Additional factors that could cause results to differ materially from those described above can be found in Strive’s Annual Report on Form 10-K, for the fiscal year ended December 31, 2025 and other documents subsequently filed by Strive with the SEC.
The actual results anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on Strive or its businesses or operations. Investors are cautioned not to rely too heavily on any such forward-looking statements. Forward-looking statements contained herein speak only as of the date hereof, and Strive undertakes no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law.
Strive Media Contact:
media@strive.com
Investor Contact:
ir@strive.com
Source: Strive, Inc.